EXHIBIT 10.21


                      INTERCOMPANY SUBORDINATION AGREEMENT

      THIS INTERCOMPANY SUBORDINATION AGREEMENT (this "Agreement") dated as of June 16, 2004, is made and entered into by and among THE OLD EVANGELINE DOWNS, L.L.C., a Louisiana limited liability company ("OED"), DIAMOND JO, LLC (formerly known as Peninsula Gaming Company, LLC), a Delaware limited liability company ("DJO"; together with OED, hereinafter collectively referred to as the "Borrowers" and each individually, a "Borrower"), THE OLD EVANGELINE DOWNS CAPITAL CORP., a Delaware corporation ("OED Capital"), PENINSULA GAMING, LLC, a Delaware limited liability company ("Peninsula Gaming"; together with the Borrowers and OED Capital, hereinafter collectively referred to as the "Debtors" and each individually, a "Debtor") OED ACQUISITION LLC, a Delaware limited liability company ("OEDA"; together, in their respective capacity as a creditor to a Debtor, each of OED, DJO, OED Capital and Peninsula Gaming, hereinafter collectively referred to as the "Subordinated Lenders" and each individually, a "Subordinated Lender"), and WELLS FARGO FOOTHILL, INC., a California corporation, as agent for the Lenders (as defined in the Senior Loan Agreement defined below) (the "Agent").

                              W I T N E S S E T H:

      WHEREAS, the Debtors are indebted and may from time to time in the future become indebted to a Subordinated Lender in respect of advances, loans and other extensions of credit or other financial accommodations made from time to time by the Subordinated Lenders to the Debtors (such indebtedness, together with all other indebtedness and obligations of the Debtors, or any of them, to each Subordinated Lender, however evidenced and whether now existing or hereafter arising, is referred to herein as the "Subordinated Debt"; provided that "Subordinated Debt" shall not include payments to OEDA and DJO set forth in that certain Management Fees Subordination Agreement, dated as of June , 2004, among OED, the Agent, DJO and OEDA); and

      WHEREAS, the Borrowers, the Agent and the Lenders are parties to that certain Loan and Security Agreement dated as of even date herewith (collectively, as amended, restated, supplemented or otherwise modified from time to time, the "Senior Loan Agreement"), whereby the Borrowers may be indebted to the Lender Group (as defined in the Senior Loan Agreement) for certain extensions of credit outstanding from time to time (all such indebtedness, including, without limitation, principal, interest, fees, costs, expenses and other sums chargeable to the Borrowers by the Agent or the other members of the Lender Group (including interest, fees, costs and expenses accruing after an Insolvency Proceeding (as hereafter defined) commences regardless of whether such interest, fees, costs and expenses are deemed allowed or recoverable in any Insolvency Proceeding (as hereinafter defined), and the Secured Obligations (as defined below), together with any modification, amendment, refinancing or supplement thereto, and any other obligations of the Debtors to the Agent or the other members of the Lender Group are hereinafter referred to as the "Senior Debt"); and

      WHEREAS, as an inducement to the Lender Group to enter into the Loan Agreement and to extend the credit therein, each of OED Capital and Peninsula Gaming has entered into a

Guaranty dated as of the date hereof in favor of the Agent, for the benefit of the Lender Group, whereby each of OED Capital and Peninsula Gaming has guaranteed the Secured Obligations (as defined in the Guaranty to which such Person is a party);

      WHEREAS, as security for the payment of all liabilities and obligations due under the Senior Debt, the Debtors, pursuant to the Loan Documents (as defined in the Senior Loan Agreement), have granted to the Agent, for the benefit of the Lender Group, a first priority lien on and unconditional security interest in and to certain personal and real property assets of the Debtors as set forth in the Loan Documents (collectively, said interests in and assets of the Debtors are referred to herein as the "Collateral;" and, collectively said liens and security interests of the Agent are referred to herein as the "Senior Lien"); and

      WHEREAS, as part of the consideration for the Lender Group's extension of credit to the Borrowers, each Subordinated Lenders has agreed, among other things, subject to the terms and provisions of this Agreement, (i) to subordinate the Subordinated Debt to the Senior Debt, (ii) to subordinate any lien which each Subordinated Lender has or may have in the future in the assets or property of any Debtor or any Subsidiary or Affiliate of the Debtors (the "Subordinated Lien") to the Senior Lien, and (iii) to forebear from exercising any creditor's remedy or taking any action against the Debtors upon any of their obligations to each Subordinated Lender.

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Senior Loan Agreement, and further agree as follows:

      1. Priority of Liens; Subordinated Debt. Notwithstanding anything contained in this Agreement to the contrary including, without limitation, the date, time, manner or order of perfection or attachment of the security interests and liens on the Collateral granted by the Debtors to the Agent or any Subordinated Lender, and notwithstanding the usual application of the priority provisions of the Uniform Commercial Code as in effect in any jurisdiction or any other applicable law or judicial decision of any jurisdiction, or whether such Subordinated Lender holds possession of all or any part of the Collateral, or if the Agent or such Subordinated Lender is perfected without filing or possession in any part of the Collateral, the Senior Lien shall be a first, senior and prior security interest in and lien on the Collateral, prior in interest and superior to any Subordinated Lien. The priority of liens set forth in the previous sentence states the relative priority of liens of the parties to this Agreement, and no party hereto represents or warrants to any other party that such other party's liens are prior to any lien on the Collateral of any person who is not a party to this Agreement (except that the each Debtor represents and warrants to the Agent that the Senior Lien has been granted in accordance with the terms and provisions of the Senior Loan Agreement and the other Loan Documents). Each Subordinated Lender agrees that if at any time such Subordinated Lender shall be in possession of any assets or properties of the Debtors, then such Subordinated Lender shall hold such assets or properties in trust for the Agent, for the benefit of the Lender Group, so long as any Senior Debt remains outstanding and until all obligations of the Lenders to make loans and other financial


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

accommodations to the Borrowers pursuant to the Senior Loan Agreement (the "Commitments") are terminated.

      2. Subordination of Subordinated Debt.

            (a) Each Subordinated Lender hereby subordinates any and all claims now or hereafter owing to it by the Debtors, or any of them, under all or any portion of the Subordinated Debt to any and all Senior Debt (including, without limitation, interest, fees, costs or other payments on the Senior Debt paid or accrued after the commencement of an Insolvency Proceeding and whether or not such claims are deemed allowed or recoverable in any Insolvency Proceeding, and payment of or for adequate protection pursuant to any Insolvency Proceeding), and agrees that all Senior Debt shall be paid in full in cash to the satisfaction of the Lender Group and the Commitments shall be terminated before any payment may be made on the Subordinated Debt, whether of principal or interest or other indebtedness or other obligations.

            (b) Each Subordinated Lender agrees not to accept, and waives any and all rights to, any payment of any kind or form of the Subordinated Debt (from the Debtors or otherwise) nor make any transfer to third parties not party to this Agreement or take any other action, in any case, designed to secure indirectly from the Debtors any payment on account of the Subordinated Debt without the express, prior written consent of the Agent, and each Subordinated Lender agrees to pay over to the Agent any funds that may be received by it from the Debtors (i) as a prepayment at any time or (ii) as a payment on account of the Subordinated Debt at any time until the Senior Debt has been paid in full in cash to the satisfaction of the Lender Group and the Commitments have been terminated. In case any funds shall be paid or delivered to a Subordinated Lender under the circumstances described in clause (i) or (ii) of the preceding sentence before the Senior Debt shall have been paid in full in cash to the satisfaction of the Lender Group and the Commitments have been terminated, such funds shall be held in trust by such Subordinated Lender for and immediately paid and delivered to the Agent (in the form received endorsed over to the Agent). Each Subordinated Lender further agrees not to sell, assign, transfer or endorse any Subordinated Debt to any other Person except subject to the terms and conditions of this Agreement.

            (c) Each Subordinated Lender agrees that the priority of the Senior Debt set forth above shall continue during any insolvency, receivership, bankruptcy, dissolution, liquidation, or reorganization proceeding, or in any other proceeding, whether voluntary or involuntary, by or against the Debtors, or any of them, under any bankruptcy or insolvency law or laws, federal or state, relating to the relief of debtors of any jurisdiction, whether now or hereafter in effect, and in any out-of-court composition, assignment for the benefit of creditors, readjustment of indebtedness, reorganization, extension or other debt arrangement of any kind (collectively, an "Insolvency Proceeding"). In the event of any payment, distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the property, assets or business of the Debtors, or the proceeds thereof, or any securities of the Debtors, to any Subordinated Lender, by reason of any liquidation, dissolution or other winding up of any Debtor or its business or by reason of any sale or Insolvency Proceeding, then any such payment or distribution of any kind or character, whether in cash, property or securities, that, but for the subordination provisions of this Section 2, would


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

otherwise be payable or deliverable upon or in respect of the Subordinated Debt, shall instead be paid over or delivered directly to the Agent to be applied as payment of the Senior Debt, to the extent necessary to repay the Senior Debt remaining unpaid after giving effect to any concurrent payment or distribution to the Agent. Furthermore, no holder of the Subordinated Debt shall receive any such payment or distribution or any benefit therefrom until the Senior Debt has been fully paid in cash to the satisfaction of the Lender Group and the Commitments have been terminated, after which time such payments or distributions may be applied to payment of the Subordinated Debt.

            (d) Subject to the provisions of this Agreement, the Agent shall have the sole right to control all aspects of liquidation of the Collateral and disposition of the proceeds thereof, including all proceedings pertaining thereto under any Insolvency Proceeding and the approval of any plan of reorganization of the Debtors, or any of them, thereunder.

      3.  Forbearance from Exercise of Certain  Remedies.  Until the Senior Debt has been paid in full in cash and the Commitments have been terminated, no Subordinated Lender shall (a) take any action or exercise any remedy against the Debtors, or any of them, to enforce all or any portion of the Subordinated Debt;
(b) take any action or exercise any remedy against any guarantor of or pledgor securing the Senior Debt in order to collect any of the Subordinated Debt; (c) commence, or join with any other creditor of the Debtors, or any of them, in commencing any Insolvency Proceeding against the Debtors, or any of them; or (d) take any action or exercise any remedy against any property or assets of any guarantor of or pledgor securing the Senior Debt. The parties hereto understand and agree that the Agent shall have the right, but shall have no obligation, to cure any default under the Subordinated Debt without the prior written consent of each Subordinated Lender. Notwithstanding anything contained in this Agreement to the contrary, in no event shall any Subordinated Lender be entitled to receive and retain any securities, equity or otherwise, or other consideration provided for in (i) a plan of reorganization or otherwise in connection with any bankruptcy or Insolvency Proceeding or (ii) any other judicial or nonjudicial proceeding for the liquidation, dissolution or winding up of the Debtors, or any of them, or the assets or properties of the Debtors, or any of them, in any case unless and until the Senior Debt is paid in full in cash to the satisfaction of the Lender Group and the Commitments are terminated.

      4. Agent's Authority to Act. For so long as any of the Senior Debt shall remain unpaid, the Agent shall have the right to act as attorney-in-fact for each Subordinated Lender and other holders of the Subordinated Debt for the purposes specified herein and each Subordinated Lender hereby irrevocably appoints the Agent as such Subordinated Lender's true and lawful attorney, with full power of substitution, in the name of such Subordinated Lender or in the name of holders of the Subordinated Debt, for the use and benefit of the holders of the Senior Debt without notice to the holders of Subordinated Debt or any of their representatives, successors or assigns, to perform the following acts, at the option of the holders of the Senior Debt, at any meeting of creditors of the Debtors or in connection with any Insolvency Proceeding:

            (a) if a proper claim or proof of debt in respect of the Subordinated Debt has not been filed in the form required in any such Insolvency Proceeding at least ten (10) Business


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

Days prior to the expiration of the time for filing such claims, to file an appropriate claim for and on behalf of the holders of Subordinated Debt;

            (b) to collect any assets of the Debtors distributed, divided or applied by way of dividend or payment, or any securities issued, on account of the Subordinated Debt and to apply the same, or the proceeds of any realization upon the same that the Agent in its discretion elects to effect, to the Senior Debt until all of the Senior Debt (including, without limitation, all interest and other payments accruing or paid on the Senior Debt after the commencement of any Insolvency Proceeding at the rate specified in the Senior Debt) has been paid in full in cash to the satisfaction of the Lender Group, rendering any surplus to the holders of Subordinated Debt if and to the extent permitted by law; and

            (c) generally to take any action in connection with any such Insolvency Proceeding either in its own name or in the name of each Subordinated Lender (including without limitation voting on any plan of reorganization) that the holders of Subordinated Debt would be authorized to take, but for this Agreement, in the event that the Agent believes such action is necessary to protect its interests in the Senior Debt and under this Agreement and after first giving each Subordinated Lender five (5) days' written notice of its intent to take such action (to the extent such notice is practicable), provided that the Agent agrees to permit such Subordinated Lender to take action on such Subordinated Lender's own behalf in connection with any such Insolvency Proceeding as may be necessary to reasonably protect such Subordinated Lender's interests, as long as such action is not contrary to or in conflict with the actions and interests of the Agent and such Subordinated Lender's interests are always in second position to the Senior Debt and the Senior Lien.

In no event shall the holder or holders of the Senior Debt be liable to any Subordinated Lender or any other holders of the Subordinated Debt for any failure to prove the Subordinated Debt, to exercise any right with respect thereto or to collect any sums payable thereon. A distribution made under this Agreement to holders of Senior Debt that otherwise would have been made to holder or holders of Subordinated Debt is not, as between the Debtors, or any of them, its other creditors and holder or holders of Subordinated Debt, a payment by the Debtors on the Senior Debt, it being understood that the provisions of this Agreement are solely for the purpose of defining the relative rights of the holders of Subordinated Debt, on the one hand, and the holders of Senior Debt on the other hand. Each Subordinated Lender represents that the Subordinated Lenders are the sole holders of the Subordinated Debt and, except upon satisfaction of the conditions set forth in Section 16 hereof, shall not assign, participate, pledge, encumber or transfer any of the Subordinated Debt or any interest therein until the Senior Debt is repaid in full in cash and the Commitments are terminated. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

      5. Duration and Termination. This Agreement shall constitute a continuing agreement of subordination and shall remain in effect until indefeasible payment in full in cash to the satisfaction of the Lender Group of the Senior Debt and termination of the Commitments. The holder or holders of Senior Debt may, without notice to any Subordinated Lender or the other holders of the Subordinated Debt, extend or continue credit and make other financial accommodations to or for the account of the Borrowers in reliance upon this Agreement. The


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

obligations of each Subordinated Lender and the other holders of Subordinated Debt under this Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Debt is rescinded or must otherwise be restored or returned by a holder of Senior Debt by reason of any Insolvency Proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Debtors or any substantial part of any Debtor's property, or otherwise, all as though such payment had not been made.

      6. Subordinated Lender's Waivers. All of the Senior Debt shall be deemed to have been made or incurred in reliance upon this Agreement. Each Subordinated Lender expressly waives all notice of the acceptance by the Agent of the subordination and other provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement whatsoever, and each Subordinated Lender expressly consents to reliance by the Agent upon the subordination and other agreements as herein provided. Each Subordinated Lender agrees that the Agent has not made warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Senior Loan Agreement and other Loan Documents or the collectibility of the obligations thereunder, that Agent shall be entitled to manage and supervise its loans in accordance with applicable law and its usual practices, modified from time to time as it deems appropriate under the circumstances, and that the Agent shall not have any liability to such Subordinated Lender for, and such Subordinated Lender waives any claim (except with respect to willful misconduct) that such Subordinated Lender may now or hereafter have against Agent arising out of (i) any and all actions that the Agent takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in the Senior Debt or the Senior Lien, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, the Collateral and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or any other party) with respect to the documents regarding the Senior Debt or any other agreement related thereto or to the collection of the Senior Debt or the valuation, use, protection or release of the Collateral and/or other security for the Senior Debt, (ii) the Agent's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss. 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111 (b)(2) of the Bankruptcy Code, and/or (iii) any making of loans to, or grant of a security interest under Section 364 of the Bankruptcy Code by, the Debtors as debtors-in-possession.

      7. Waiver of Marshaling; No Offset. Each Subordinated Lender agrees that the Agent shall have no obligation to marshal any part of the Collateral or any such other property, instruments, documents, agreements or guaranties before enforcing its rights against any other part of the Collateral or its rights herein as against such Subordinated Lender. In the event such Subordinated
Lender is or becomes indebted to any Debtor, including, without limitation, under any documents or instruments evidencing the Subordinated Debt, each Subordinated Lender agrees that it shall pay such indebtedness in accordance with its terms and shall not deduct from or set off against any amounts owed to such Debtor any amounts such Debtor claims are due to it with respect to the Subordinated Debt.


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

      8. No Contest of Security Interest. No Subordinated Lender shall contest the validity, perfection or enforceability of any lien or security interest granted to the Agent by any Debtor in connection with the Senior Debt, and each Subordinated Lender agrees to cooperate in the defense of any action contesting the validity, perfection or enforceability of such liens or security interests.

      9. Subordination Not Affected, Etc. Nothing in this Agreement shall be construed as affecting or in any way limiting the extension of new or additional financial accommodation by the Lender Group to the Borrowers and the terms and conditions hereof shall apply to such new and additional financial accommodations. Notwithstanding the preceding sentence or anything contained in this Agreement to the contrary, none of the provisions of this Agreement shall be deemed or construed to constitute a commitment or an obligation on the part of the Lender Group to make any future loans, advances or other extensions of credit or financial accommodation to the Borrowers. Each Subordinated Lender understands and agrees that all accrued interest, charges, expenses, attorneys' fees and other liabilities and obligations under the Senior Loan Agreement shall constitute part of the Senior Debt, and nothing in this Agreement shall be construed as affecting or in any way limiting any indulgence granted by the Lender Group with respect to any existing financial accommodation to the Borrowers. The subordinations effected, and the rights created, hereby shall not be affected by (a) any amendment of or any addition of or supplement to any instrument, document or agreement relating to the Senior Debt, (b) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Debt or any instrument, document or agreement relating thereto, (c) the release, sale, exchange or surrender, in whole or in part, of any part of the Collateral or any additional collateral to which the Agent may become entitled, (d) any release of any guarantor of or pledgor securing the Senior Debt or any security for such pledge or guaranty, or (e) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the Senior Debt or any instrument, document or agreement relating thereto or any security therefor or pledge or guaranty thereof, whether or not each Subordinated Lender shall have had notice or knowledge of any of the foregoing and regardless of whether such Subordinated Lender shall have consented or objected thereto. Any provision of any document, instrument or agreement evidencing, securing or otherwise relating to the Subordinated Debt purporting to limit or restrict in any way any Debtor's ability to enter into any agreement with the Agent to amend or modify any document, instrument or agreement evidencing, securing or otherwise relating to the Senior Debt shall be deemed of no force or effect until the Senior Debt has been repaid in full in cash to the satisfaction of the Lender Group and the Commitments have been terminated.

      10. Voided Payments. Notwithstanding anything herein that may be construed to the contrary, to the extent that any Debtor makes any payment on the Senior Debt which, within twelve (12) months of the date of such payment, is subsequently invalidated, declared to be fraudulent, avoidable or preferential, set aside or is required to be repaid to a trustee, receiver, the estate of such Debtor or any other party under any bankruptcy act, state or Federal law, common law or equitable cause (such payment being hereinafter referred to as a "Voided Payment"), then, to the extent of such Voided Payment, that portion of the Senior Debt that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is sought to be


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

recovered from the Agent or any other member of the Lender Group under the Senior Loan Agreement, an "Event of Default" under the Senior Loan Agreement shall be deemed to have occurred and to be continuing from the date of such recovery from the Agent or any such other member of the Lender Group of such Voided Payment until the full amount of such Voided Payment is fully and finally restored to the Agent or such other member of the Lender Group and until such time the provisions of this Agreement shall be in full force and effect.

      11. Violation of Agreement by Debtors. Each Debtor hereby consents to this Agreement, agrees to abide by the terms hereof, agrees to make no payments or distributions contrary to the terms and provisions hereof and to do every act and thing necessary to carry out such terms and provisions. Each Debtor agrees that should it make any payment in contravention of any provision of this Agreement the maturity of said Senior Debt may be accelerated in accordance with the terms of the Senior Loan Agreement.

      12. Waiver. Irrespective of the due date of any of the Subordinated Debt, each Subordinated Lender hereby expressly waives any and all rights to payment by any Debtor of the Subordinated Debt prior to repayment in full in cash of the Senior Debt and termination of the Commitments.

      13. Immediate Effect. This Agreement shall be effective immediately upon its execution by each of the parties hereto, and there are no conditions precedent or subsequent to the effectiveness of this Agreement.

      14. Inducement. As an inducement to, and part of the consideration for, the Lender Group's extension of credit to the Borrowers, which each Subordinated Lender and the Debtors acknowledge that the Agent and the other members of the Lender Group would be unwilling to do without this Agreement, each Subordinated Lender agrees, among other things, (i) to subordinate the Subordinated Lien to the Senior Lien, (ii) to subordinate the Subordinated Debt to the Senior Debt, and (iii) to forebear from exercising any creditor's remedy or taking any action against any Debtor upon any of its obligations to each Subordinated Lender until the Senior Debt has been paid in full in cash to the satisfaction of the Lender Group and termination of the Commitments.

      15. Successors and Assigns; Continuing Effect, etc. This Agreement is being entered into for the benefit of, and shall be binding upon, the Agent, each Subordinated Lender, the Debtors and their respective successors and assigns. The Agent or any other member of the Lender Group under the Senior Loan Agreement may assign or participate out to other parties any portion of its interest under the Senior Debt and no such assignee or participant shall be required to become a signatory hereto. Any assignee or transferee of each Subordinated Lender shall execute and deliver to the other parties hereto an agreement pursuant to which they will become parties hereto as fully as if they were signatories hereto and providing for the effectiveness of this Agreement as to such transferee or assignee and other parties. This Agreement shall be a continuing agreement, shall be irrevocable and shall remain in full force and effect so long as any of the Senior Debt or the Subordinated Debt is outstanding and so long as the Senior Loan Agreement has not been terminated and the Commitments remain in place.

      16. Notification of Defaults. Each Subordinated Lender shall immediately give written notice to the Agent of a default or an event of default by the Debtors under the Subordinated Debt. Each Subordinated Lender understands that, subject to any grace or cure period under such Subordinated Lender's agreements with the Debtors, any default by the Debtors under the Subordinated Debt is, automatically, an event of default of the Debtors under the Senior Debt. Nothing in this Agreement shall be interpreted to limit or restrict the right of the Agent and each Subordinated Lender to waive any default under their respective documents, and each Subordinated Lender agrees that any waiver by each Subordinated Lender will be in writing and provided to the Agent.

      17. Notices. Any notices, consents, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be given to any party or parties (a) upon delivery to the address of the party or parties set forth below if delivered in person or by courier or if sent by certified or registered mail (return receipt requested), or (b) upon dispatch if transmitted by telecopy or other means of facsimile transmission, in any case to the party or parties at the telecopy numbers set forth below:

      If to a Debtor:   THE OLD EVANGELINE DOWNS, L.L.C.
                        c/o Peninsula Gaming Partners, LLC
                        P.O. Box 1750
                        400 E. Third Street
                        Dubuque, Iowa 52004
                        Attention: Natalie Schramm
                        Fax No.  (563) 690-2190

                        and

                        THE OLD EVANGELINE DOWNS, L.L.C.
                        c/o Peninsula Gaming Partners, LLC
                        11100 Santa Monica Boulevard, 10th Floor
                        Los Angeles, California 90025
                        Attention: M. Brent Stevens
                        Fax No.  (310)914-6476

      with copies to:   MAYER, BROWN, ROWE & MAW LLP
                        1675 Broadway
                        New York, New York 10019
                        Attn: Ron Brody, Esq.
                        Fax No. (212) 262-1910

      If to a
      Subordinated
      Lender:           PENINSULA GAMING, LLC
                        c/o Peninsula Gaming Partners, LLC
                        400 E. Third Street, P.O. Box 1750
                        Dubuque, Iowa 52004
                        Attention: Natalie Schramm
                        Fax No.  (563) 690-2190

                        and

                        PENINSULA GAMING, LLC
                        c/o Peninsula Gaming Partners, LLC
                        11100 Santa Monica Boulevard, 10th Floor
                        Los Angeles, California 90025
                        Attention: M. Brent Stevens
                        Fax No.  (310)914-6476

      with copies to:   MAYER, BROWN, ROWE & MAW LLP
                        1675 Broadway
                        New York, New York 10019
                        Attn: Ron Brody, Esq.
                        Fax No.  (212) 262-1910
      If to Senior
      Lender:           WELLS FARGO FOOTHILL, INC.
                        2450 Colorado Avenue, Suite 3000 West
                        Santa Monica, California 90404
                        Attention:  Business Finance Division Manager
                        Fax No. (310) 453-7413

      with copies to:   PAUL, HASTINGS, JANOFSKY & WALKER LLP
                        600 Peachtree Street, NE, Suite 2400
                        Atlanta, Georgia 30308
                        Attention:  Cindy J. K. Davis, Esq.
                        Fax No. (404) 815-2424

Any party hereto may designate any other address or telecopy number, as applicable, to which any notices or other communications shall be given by notice duly given hereunder; provided, however, that any such notice of other address or telecopy number shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

      18. Amendments; Modifications. This Agreement may not be modified, altered or amended except by an agreement in writing executed by all of the parties hereto.

      19. Amendment of Loan Documents. Each Subordinated Lender and the Debtors agree to forbear from (a) modifying, altering or amending any payment term of any loan document or any other document, instrument or agreement evidencing the Subordinated Debt, (b) modifying, altering or amending any other term of any loan document or any other document, instrument or agreement evidencing the Subordinated Debt in any manner adverse to either the Debtors or the Agent, and (c) from granting (in the case of the Debtors) and receiving (in the case of any Subordinated Lender) any collateral or other security of any nature to secure the Subordinated Debt.

      20. Cost and Expenses of Enforcement. Each Subordinated Lender agrees to pay all costs and expenses including, without limitation, reasonable attorneys', paralegals' and other professionals' fees of every kind, paid or incurred by the Agent in enforcing its rights hereunder against each Subordinated Lender, including, but not limited to, litigation instituted in a state or federal court, as hereinafter provided (including proceedings under the Bankruptcy Code) in endeavoring to collect the Senior Debt or in so enforcing this Agreement, or in defending against any defense, cause of action, counterclaim, setoff or cross claim based on any act of commission or omission by the Agent with respect to the Senior Debt promptly on demand of the Agent or other person paying or incurring the same.

      21. TO INDUCE THE AGENT AND THE OTHER MEMBERS OF THE LENDER GROUP TO AFFORD FINANCIAL ACCOMMODATIONS TO THE BORROWERS, EACH SUBORDINATED LENDER IRREVOCABLY AGREES THAT ALL ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS AGREEMENT SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN THE CITY OF NEW YORK, NEW YORK AND EACH SUBORDINATED LENDER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN SAID CITY AND STATE. EACH SUBORDINATED LENDER HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND EACH SUBORDINATED LENDER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL
PROCESS. THE PARTIES CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE AGENT OR EACH SUBORDINATED LENDER AT THE RESPECTIVE ADDRESSES SET FORTH HEREIN IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT, OR OTHERWISE.

      22. Waiver of Claims; Trial by Jury. EACH SUBORDINATED LENDER WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF, THAT SUCH SUBORDINATED LENDER MAY NOW HAVE, OR HEREAFTER MAY HAVE, TO ANY ACTION BY THE AGENT IN ENFORCING THIS AGREEMENT AND RATIFIES AND CONFIRMS WHATEVER THE AGENT MAY DO PURSUANT TO THE TERMS HEREOF AND AGREES THAT THE AGENT SHALL NOT BE LIABLE FOR ANY ERRORS OF JUDGMENT OR MISTAKE OF FACT OR LAW EXCEPT FOR WILLFUL MISCONDUCT OF AGENT. THE AGENT AND EACH SUBORDINATED LENDER, AND EACH ONE OF THEM, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT ANY ONE OF THEM MAY HAVE TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT OR

COURSE OF DEALING, IN WHICH THE AGENT AND EACH SUBORDINATED LENDER ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER GROUP TO MAKE LOANS AND OTHER FINANCIAL ACCOMMODATIONS TO THE BORROWERS.

      23. Governing Law; Benefit of Agreement. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflict of law, principles thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law. All of the understandings, agreements, covenants and representations contained herein are solely for the benefit of the Agent, the other members of the Lender Group and each Subordinated Lender, and there are no other persons who are intended to be benefited in any way whatsoever by this Agreement.

      24. Severability. In the event any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      25. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

      26. Perfection and Release of Liens. Upon the Agent's reasonable request (which request shall be in writing), each Subordinated Lender hereby agrees to execute and deliver such documents, instruments, lien releases, assignments and financing statements and do such acts as may be necessary in order for the Agent to establish and maintain a first, valid, prior and perfected security interest in the Collateral. In the event of any sale or other disposition of all or any part of the Collateral prior to payment in full of the Senior Debt, upon request by the Agent, each Subordinated Lender shall execute releases, assignments, UCC terminations and other similar agreements that are reasonably requested by the Agent from time to time. Until payment and satisfaction in full of the Senior Debt, each Subordinated Lender shall cooperate fully in releasing the Subordinated Lien, if in existence at such time, as soon as practicable upon the reasonable request of the Agent.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              THE OLD EVANGELINE DOWNS, L.L.C.,
                              a Louisiana limited liability company


                              By:  /s/  Natalie A. Schramm
                                  --------------------------------------
                              Name:   Natalie A. Schramm
                              Title:  Chief Financial Officer



                              DIAMOND JO, LLC, (formerly known as Peninsula Gaming Company, LLC), a Delaware limited liability company

                              By:  /s/  Natalie A. Schramm
                                  --------------------------------------
                              Name:   Natalie A. Schramm
                              Title:  Chief Financial Officer



                              THE OLD EVANGELINE DOWNS CAPITAL
                              CORP., a Delaware corporation


                              By:  /s/  Natalie A. Schramm
                                  --------------------------------------
                              Name:   Natalie A. Schramm
                              Title:  Chief Financial Officer




                              OED ACQUISITION LLC,
                              a Delaware limited liability company


                              By:  /s/  Natalie A. Schramm
                                  --------------------------------------
                              Name:   Natalie A. Schramm
                              Title:  Chief Financial Officer

                              PENINSULA GAMING, LLC, a Delaware
                              limited liability company


                              By:  /s/  Natalie A. Schramm
                                  --------------------------------------
                              Name:   Natalie A. Schramm
                              Title:  Chief Financial Officer



                              WELLS FARGO FOOTHILL, INC.,
                              a California corporation, as administrative agent


                              By:  /s/  Todd R. Nakamoto
                                 --------------------------------------
                              Name:   Todd R. Nakamoto
                              Title:  Vice President